METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 25, 2015 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2015

BLACKROCK MONEY MARKET PORTFOLIO

The Board of Trustees of Metropolitan Series Fund (the “Trust”) has approved a proposal to convert BlackRock Money Market Portfolio (the “Portfolio”) from a money market fund to an ultra-short term bond portfolio. The Portfolio will maintain its current investment objective, which seeks to provide a high level of current income consistent with the preservation of capital. In addition, the Portfolio will continue to maintain its current investment strategies. In connection with the proposed conversion, the Portfolio’s name would change to BlackRock Ultra-Short Term Bond Portfolio. Although the Portfolio would cease to be a money market fund subject to the requirements set forth in Rule 2a-7 under the Investment Company Act of 1940, the Portfolio intends to maintain its current investment strategies, which includes investing in a portfolio of securities that satisfies the credit quality and maturity requirements currently applicable to it under Rule 2a-7. Following the conversion, the Portfolio will cease maintaining a stable net asset value per share and instead have a floating net asset value per share. In conjunction with the conversion, the Portfolio will adopt a new non-fundamental investment policy that provides that it will invest at least 80% of its net assets in fixed income securities. Also, the Portfolio will adopt an additional non-fundamental investment policy that provides that it will maintain minimum weekly liquid assets (i.e., cash, direct obligations of the U.S. Government and certain other government securities) equal to no less than 20% of the Portfolio’s net assets. The conversion is expected to be completed on or about May 1, 2016. The Portfolio’s investment objective will not change as a result of the conversion. In addition, following the conversion the Portfolio will continue to concentrate its assets in bank instruments issued by domestic banks and U.S. branches of foreign banks. Also, the Liquidity Investment Team at BlackRock Advisors, LLC is expected to continue to be responsible for the day-to-day management of the Portfolio after the conversion.

Following the conversion of the Portfolio to an ultra-short term bond portfolio on or about May 1, 2016, the Portfolio’s principal investment strategies will be as follows:

BlackRock Advisors, LLC (“BlackRock” or “Subadviser”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in fixed-income securities, which includes money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities). The Portfolio may invest in commercial paper and asset-backed securities, including private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

The Portfolio may also invest in repurchase agreements.

The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investments, if any, in such obligations will consist principally of obligations that are issued by U.S. branches and agencies of foreign banks for sale in the U.S. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated, at the time of purchase, in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). The Portfolio may invest in U.S.

Government Securities and in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes. Although the Portfolio is not a money market fund that is subject to Rule 2a-7 under the Investment Company Act of 1940, the securities purchased by the Portfolio will satisfy the maturity, quality, diversification, and other investment requirements of Rule 2a-7 in effect on May 1, 2016, except that the Portfolio will invest no more than 20% of its net assets in weekly liquid assets, rather than the 30% required by Rule 2a-7. The Portfolio does not intend to comply with any requirements of Rule 2a-7 that are not in effect as of May 1, 2016. Because the Portfolio is not a money market fund, its net asset value per share will fluctuate as the value of its portfolio securities fluctuates. The Portfolio invests in securities maturing within 397 days or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days.

Currently, the dollar-weighted average portfolio maturity of the Portfolio may not exceed 60 days. However, the dollar-weighted average life to maturity of the Portfolio may be as long as 120 days because, among other things, certain variable rate debt instruments are considered, for purposes of calculating the Portfolio’s dollar weighted average portfolio maturity, to mature sooner than when the principal amount of the debt must unconditionally be re-paid.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

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